SCUDDER
                                                                 INVESTMENTS(SM)
                                                                 [LOGO]

--------------------------------------------------------------------------------
EQUITY/DOMESTIC
--------------------------------------------------------------------------------

Scudder Balanced
Fund


Annual Report
December 31, 2000




The fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      18   Glossary of Investment Terms

                      19   Investment Portfolio

                      26   Financial Statements

                      29   Financial Highlights

                      31   Notes to Financial Statements

                      39   Report of Independent Accountants

                      40   Tax Information

                      41   Officers and Trustees

                      42   Investment Products and Services

                      44   Account Management Resources

Scudder Balanced Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol ABLNX               fund number 162

Class S                        ticker symbol SCBAX               fund number 062
--------------------------------------------------------------------------------



Date of              o    Although many stocks were adversely affected by the
Inception:                correction in the equity market, some stocks
1/04/93                   benefited
                          from interest-rate hikes, including those of such
Total Net                 financial services companies as brokerage and
Assets as of              diversified financial firms.
12/31/00:
                     o    As the market shifted in March and prices of many
Class AARP:               stocks fell, the fund's bond position limited losses.
$499 million              Since then, as weakness in the equity markets
                          broadened, the bond holdings have helped minimize the
Class S:                  impact of falling stock prices.
$520 million
                     o    For the twelve months ended December 31, 2000, the
                          fund's Class S shares declined 2.42%. This compares to a -9.10% return for its primary unmanaged benchmark, the S&P 500 Index.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

2000 may be remembered as the year when investors aggressively sold stocks when their prices, in relation to expected growth and earnings, seemed excessive. The sell-off was particularly hard on growth stocks, including those of some technology companies with little or no earnings expectations. By the end of the year, investors' attention had turned to "value" stocks that are considered underpriced because they do not fully reflect the companies' intrinsic value based on a number of measures, including price-to-earnings ratio. At the same time, the market for government and high-grade corporate bonds strengthened as investors shifted assets from volatile stock markets. This was a favorable environment for Scudder Balanced Fund, as its bond position limited losses after the equity market peaked in February and many stocks fell.

The strong performance of the U.S. stock market in the second half of the 1990s led many investors to downplay the benefits of diversification and a long-term view. But as 2000 clearly demonstrated, we believe these factors are still a key element in a successful investment strategy. In a year that saw significant price volatility in the stock market, investors exposed to a broad variety of asset classes, including bonds as well as stocks, were generally in a better position to weather market fluctuations than those whose portfolios were focused in a single area, such as technology stocks. With its diversified portfolio of growth stocks, value stocks, and bonds, Scudder Balanced Fund demonstrated strong defensive qualities during the year's volatile market environment. For more information on the reasons behind the fund's performance during the year, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Balanced Fund. For current information on the fund our your account, visit our Web site at www.scudder.com. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Balanced Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE:

LINE CHART DATA:

            Scudder Balanced
             Fund -- Class S      S&P 500 Index*         LBAB Index*
             ---------------      --------------         -----------

'93**            10000                 10000                10000
'94              10164                 11059                10454
'95              12855                 15214                12386
'96              14339                 18707                12833
'97              17605                 24951                14075
'98              21319                 32083                15295
'99              24188                 38835                15167
'00              23602                 35306                16931

                        Yearly periods ended December 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                              Growth of                               Average
Period ended 12/31/2000        $10,000            Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Balanced Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   9,758             -2.42%             -2.42%
--------------------------------------------------------------------------------
5 year                         $  18,361             83.61%             12.92%
--------------------------------------------------------------------------------
Life of Class**                $  23,602            136.02%             11.36%
--------------------------------------------------------------------------------

S&P 500 Index (60%) and LBAB Index (40%)*
--------------------------------------------------------------------------------
1 year                         $   9,902              -.98%              -.98%
--------------------------------------------------------------------------------
5 year                         $  19,069             90.69%             13.76%
--------------------------------------------------------------------------------
Life of Class**                $  26,763            167.63%             13.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                                 Yearly periods ended December 31

Scudder Balanced Fund -- Class S S&P 500 Index (60%) and LBAB Index (40%)*
            4.12        8.56
           -2.39       -0.5
           26.48       31.34
           11.54       14.96
           22.78       23.63
           21.10       20.98
           13.46       11.99
           -2.42       -0.98


                     1993**  1994   1995   1996   1997  1998   1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)             4.12  -2.39  26.48  11.54  22.78 21.10  13.46  -2.42
--------------------------------------------------------------------------------
Index Total
Return (%)             8.56   -.03  31.34  14.96  23.63 20.98  11.99   -.98
--------------------------------------------------------------------------------
Net Asset Value ($)   12.23  11.63  14.12  14.60  16.85 18.96  21.15  19.25
--------------------------------------------------------------------------------
Income
Dividends ($)           .26    .31    .32    .34    .36   .37    .32    .37
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)        --     --    .25    .79    .68  1.02    .02   1.04
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond
     (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on January 4, 1993. Index comparisons begin January 31, 1993.

     On August 28, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, total return for the 5-year and Life-of-Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A                         Balanced Fund continues
PIE CHART THAT REFLECTS THE INFORMATION                   to hold a mix of large
LISTED BELOW.                                                 company stocks and
                                                                  quality bonds.
Common Stocks               59%
Fixed Income Holdings       36%
Cash Equivalents             5%
----------------------------------------------------------
                           100%
----------------------------------------------------------





--------------------------------------------------------------------------------
Fixed Income Holdings
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                             Bond holdings consist
                                                                    primarily of
                                                             U.S. government and
                                                          agency issues, as well
                                                                 as high-quality
                                                                     corporates.
Type
------------------------------------
    U.S. Government Obligations 54%
    U.S. Government Agency
       Pass-Thrus               24%
    Corporate Bonds             16%
    Asset-Backed                 3%
    Foreign Bonds --
       U.S.$ Denominated         3%
------------------------------------
                               100%
------------------------------------

Quality
------------------------------------
    U.S. Government and
       Agencies                 78%
    AAA                          6%
    AA                           1%
    A                            9%
    BBB                          5%
    BB                           1%
------------------------------------
                               100%
------------------------------------
   Weighted Average Quality: AAA

--------------------------------------------------------------------------------
Equity Holdings
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                           Stocks include those of
                                                         well-established growth
THE ORIGINAL DOCUMENT CONTAINS A                            companies in dynamic
PIE CHART THAT REFLECTS THE INFORMATION                   sectors such as health
LISTED BELOW.                                               care and technology.

Health                      22%
Financial                   20%
Technology                  16%
Consumer Staples             8%
Energy                       7%
Consumer Discretionary       7%
Manufacturing                5%
Communications               4%
Media                        3%
Other                        8%
--------------------------------------
                           100%
--------------------------------------



Five Largest Equity Holdings
----------------------------------------------------------

1. General Electric Co.
   Producer of electrical equipment

2. Pfizer, Inc.
   Manufacturer of prescription pharmaceuticals and non-prescription self-medications

3. American International Group, Inc.
   Provider of insurance services

4. United Technologies Corp.
   Manufacturer of aerospace equipment, climate control systems and elevators

5. Cisco Systems, Inc.
   Manufacturer of computer network products






For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

In the following interview, lead portfolio manager Gary A. Langbaum and portfolio managers Tracy McCormick and Robert S. Cessine discuss the recent market environment and the strategy of Scudder Balanced Fund in the 12-month period ended December 31, 2000.

     Q: What were some of the key factors driving market performance during the past year?

     A: The 12-month period ended December 31, 2000 was a challenging time characterized by large swings in the market. Early in the year, technology stocks were the main driver of robust market growth. Advances in the tech sector -- specifically in semiconductors and wireless communications -- and an active initial public offering (IPO) market drove this performance. However, after the market peaked in February, we saw a sharp correction in growth and technology stocks as investors began to re-examine the ability of companies to sustain revenue and earnings growth rates as well as the high price-to-earnings multiples (P/Es) of many technology issues, particularly Internet-related stocks. No tech names were immune from the correction's domino-like effect, although some of the better-quality stocks rebounded more quickly than others.

     Spooked by the correction, many investors moved into nontech, large-company stocks, which was good news for more defensive areas of the market. Value stocks gained some ground on growth stocks during the period as investors grew concerned about the effects of interest-rate increases by the Federal Reserve Board (the Fed) and continued concerns over the high valuations of tech stocks. (Value stocks are considered underpriced because they do not fully reflect the companies' intrinsic value based on a number of measures, including price-to-earnings ratio.) While growth stocks represented by technology suffered, other growth areas with more defensive characteristics benefited, such as select pharmaceutical and financial services stocks. Surprisingly, big discount retailers that have historically performed well in this type of market posted disappointing returns on the heels of the correction.

     While the market has shown some signs of rebounding, economic data suggests that the Fed has succeeded in slowing the economy. Now we are faced with the question of whether a slower economy may slip into recession.

     Q: How did the fund perform during this period?

     A: For the twelve months ended December 31, 2000, the fund's Class S shares declined 2.42%. This compares to a -9.10% return for its primary unmanaged benchmark, the S&P 500 Index. The fund trailed its peer -- the average return for the Lipper Balanced Fund category was up 1.51% -- due to the fund's higher equity exposure in a challenging market and its greater exposure to growth versus value stocks.

     Q: What effect did the fund's balanced approach have on performance?

     A: The fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. Stocks generally have had a higher return potential but also tend to be more volatile. Bonds, meanwhile, typically offer a lower level of return but also have carried a lower degree of risk compared with stocks. Because the fund provides exposure to both stocks and bonds, the fund's eggs aren't all in one basket. If stocks falter, bond returns may partially offset the losses. The fund performed as it was designed to during this volatile market and protected principal. Early in the period, stocks -- particularly technology stocks -- dramatically outperformed everything else. However, as the market shifted in March and many stocks fell, the fund's bond position limited losses. Since then, as weakness in the equity markets broadened, the bond portion of the portfolio has helped minimize the impact of falling stock prices.

     Q: How did rising interest rates impact portfolio performance?

     A: Rising interest rates definitely had an impact on the fund. However, that impact was not all negative; the portfolio's mixture of stocks and bonds once again helped limit losses usually associated with rising rates. With the exception of high-yield corporate bonds, which the fund does not own, bond market returns for the twelve months were positive. Early in the period, as interest rates rose, bond prices, which move in the opposite direction, fell. But, as rates began to level off, bonds staged a rally. As the equity markets corrected, investors gravitated to investments they believed provided more security, such as government bonds.

     Although many stocks were adversely affected by the correction in the equity market, some stocks benefited from interest-rate hikes. We chose to focus on those financial stocks whose prices have tended to be less sensitive to rate movements, such as those of brokerage and diversified financial firms Morgan Stanley Dean Witter, Marsh & McLennan, and Merrill Lynch. These types of firms benefited from a strong initial public offering
     (IPO) market and an overall healthy economy. Banks, however, did not fare as well during this period because of investor concern that bank loan business would decline as interest rates rose. Because the fund had a below-average position in interest-rate-sensitive bank stocks, it benefited from its stake in other segments of the financial sector.

     Q: Will you explain your stock selection process?

     A: We rely on rigorous independent research to guide our stock selection for the fund. We use both fundamental and quantitative measures. Throughout, we actively leverage the firm's intensive research and analytical capabilities. We understand that investors choose the fund for its quality-focused approach. Accordingly, our stock allocation for the fund favors established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. The fund is currently not invested in small-cap stocks (under $1 billion in market capitalization) and has minimal exposure to mid-cap stocks (between $1 billion and $5 billion in market capitalization). The portfolio has virtually no foreign stock exposure, although the fund does have the ability to invest in any size company, as well as foreign companies. Generally, we begin to sell stocks for the fund when their prices reach our predetermined targets. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth.

     Q: Microsoft was a topic of much discussion during 2000 and remained a top holding in the portfolio throughout the year. What is your outlook on this company?

     A: We believe the worst of Microsoft's legal troubles may be behind it. However, the stock has been a disappointment, and its drop in price had a negative effect on fund performance. The litigation created anxiety among investors, and we saw that anxiety reflected in the volatility of the company's short-term stock price. We had hoped that the legal proceedings would not be a major issue and looked forward to a resolution with the government. When that didn't come, the stock declined. But as these legal concerns have begun to fade, the price has rebounded somewhat. Our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well-positioned to expand sales and earnings in the coming months. Given this outlook, we have not changed the fund's holdings during the sell-off, content that the fund is well-positioned in Microsoft stock and its tech-sector peers.

     Q: How is the fund invested in other areas of technology?

     A: The fund is diversified across a variety of tech subsectors, such as computer hardware and software services. While Internet companies had been some of the most dynamic market performers, at least until March and April, the fund had exposure to this subsector only by investing in more established companies that provide goods and services that make the Internet work. Companies such as Oracle and Sun Microsystems rallied alongside the Internet frenzy but carried less risk due to their diverse businesses and long-term track records. So when the market corrected in March, these more conservative, established names generally proved more resilient than many of the unproven, Internet-focused start-ups. This is one reason the fund has not been investing directly in "dot-com" stocks. We do believe, however, that the portfolio is well-positioned to participate in the still-growing technology sector.

     The fund is also participating in Internet opportunities through investments in companies that are using the Internet to build their market share and increase profit potential. More and more established companies are embracing the Internet business model. We're watching companies closely, placing a premium on those that appear to have the "first move" advantage when it comes to exploiting the opportunities of electronic commerce. Although tech is off from its high earlier in the year, we believe the long-term outlook for these types of established, well-managed companies remains positive.

     One tech subsector that has shown signs of resiliency lately is semiconductors, and these equipment manufacturers helped support the fund's performance. These firms produce the equipment needed to manufacture computer chips, as well as the chips themselves, which are the building blocks for cellular and wireless telecommunications, computers, calculators, and a host of other goods. In this subsector, Intel, Applied Materials, and Teradyne were all huge winners. And semiconductor demand continues to grow on a global basis. Despite its recent downturn, the fund's best-performing sector during the annual period was technology. Therefore, we are maintaining the fund's slight overweight position in technology relative to the S&P 500 benchmark.

     Q: What else worked for the fund during this period?

     A: Besides the previously mentioned technology issues, we found strength in other select stocks. But it was challenging because market weakness was broad, and positive-performing issues were difficult to find. The energy sector contributed notable returns to the fund. Large, integrated oil companies such as Exxon Mobil have seen good performance as of late. But the real story has been in oil services, specifically drilling and exploration companies, which benefited from higher-than-usual oil prices as companies increased their budgets to search for oil. We anticipate that higher oil prices will be maintained, which should continue to help boost returns for many oil-related stocks.

     Health care is another area we continue to examine closely. The fund has had exposure to large-cap pharmaceutical companies, several rapidly growing specialty pharmaceutical companies and the fastest growing sector in health care -- biotechnology. We saw some price appreciation here as investors, concerned about technology valuations, made a defensive shift into large-cap pharmaceutical issues with consistent earnings. We still like the long-term outlook for this sector and continue to seek opportunities in companies with acceptable valuations.

     Q: What were some areas that did not perform as well as anticipated?

     A: In addition to the weaknesses in banks and some specific technology companies, areas such as retail and media did not perform as well as we anticipated. Although some big names such as Home Depot and Wal-Mart underperformed amid concerns of an economic slowdown, we remain optimistic about the fund's retail positions. We believe this underperformance is just a temporary situation. Looking ahead, demographics continue to favor growth in the labor force, which would create more income and likely result in increased consumer discretionary spending. This would, of course, be positive for retail stocks. Media holdings were solid performers for the fund during much of the period but were recently hurt due to mergers within the industry, as well as the loss of advertising revenue from Internet start-ups that folded.

     Q: What is your outlook for the coming months?

     A: We believe this economic slowdown has been fundamentally sound and good for the market as a whole. Obviously, if the slowdown turns into a recession, that would not be good for stocks. However, regardless of market direction, we feel that because of the portfolio's blend of stocks and bonds, the fund is well-positioned to weather continuing volatility.

Scudder Balanced Fund:
A Team Approach to Investing

     Scudder Balanced Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

     Lead portfolio manager Gary A. Langbaum assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Langbaum has 30 years of experience in the investment industry, including more than 12 years as an equity research analyst covering a wide range of industries, and over five years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations.

     Portfolio manager Tracy McCormick joined the Advisor in 1994 and the fund team in 1999 and has more than 18 years of experience in the investment industry.

     Portfolio manager Robert S. Cessine joined the Advisor in 1993 and the fund team in 1999. Mr. Cessine has more than 18 years of experience in the investment industry.

Glossary of Investment Terms

             Bond An interest-bearing security issued by a government or corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

     Growth Stock  Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

           Market The market value of a company's outstanding shares of common Capitalization stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

   Price/Earnings  A widely used gauge of a stock's valuation that indicates
      Ratio (also  what investors are paying for a company's earning power at
        "earnings  the current stock price. A P/E ratio may be based on a multiple")  company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

    Real Interest  The nominal interest rate minus the inflation rate. For
            Rates example, if the U.S. 30-year Treasury bond is yielding 5% and inflation is running at 1%, the real yield is 4%.

        Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Repurchase Agreements 5%
-----------------------------------------------------------------------------------------------


 State Street Bank and Trust Company, 5.95%, to be
    repurchased at $50,872,610 on 1/2/2001**
    (Cost $50,839,000) ..........................................    50,839,000    50,839,000

-----------------------------------------------------------------------------------------------
U.S. Government Obligations 19.7%
-----------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 5.625%, 11/30/2002 .........................     3,200,000     3,225,984
 U.S. Treasury Bond, 9.375%, 2/15/2006 ..........................    13,900,000    16,506,250
 U.S. Treasury Bond, 6.5%, 2/15/2010 ............................    48,310,000    52,854,039
 U.S. Treasury Bond, 6.125%, 8/15/2029 ..........................    15,225,000    16,559,624
 U.S. Treasury Bond, 6.25%, 5/15/2030 ...........................     9,425,000    10,514,719
 U.S. Treasury Note, 6.625%, 5/31/2002 ..........................    15,750,000    16,005,938
 U.S. Treasury Note, 6.75%, 5/15/2005 ...........................    49,650,000    52,892,642
 U.S. Treasury Note, 5.75%, 11/15/2005 ..........................    13,250,000    13,682,745
 U.S. Treasury Note, 5.75%, 8/15/2010 ...........................    16,910,000    17,721,173

-----------------------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $191,499,539)                             199,963,114
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Government National Mortgage Association 2.6%
-----------------------------------------------------------------------------------------------

 6.5% with various maturities to 4/15/2029 ......................     6,204,932     6,135,127
 7% with various maturities to 5/15/2029 ........................    13,978,077    14,037,048
 8% with various maturities to 9/15/2030 ........................     5,831,692     5,983,887

-----------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $25,987,527)                  26,156,062
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 6.0%
-----------------------------------------------------------------------------------------------

 Federal National Mortgage Association:
    6.5%, 7/1/2030 ..............................................    22,680,521    22,372,209
    7% with various maturities to 9/1/2030 ......................    19,847,244    20,285,921
    7.5% with various maturities to 10/1/2030 ...................    11,832,047    12,028,550
    8% with various maturities to 8/15/2030 .....................     6,877,538     7,066,022

-----------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $59,925,609)                         61,752,702
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 1.0%
-----------------------------------------------------------------------------------------------

 PacifiCorp Australia LLC, 6.15%, 1/15/2008 .....................     8,000,000     7,763,360
 Repsol International Finance, 7.45%, 7/15/2005 .................     2,075,000     2,127,913

-----------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $10,043,276)                         9,891,273
-----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


---------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Asset Backed 1.1%
---------------------------------------------------------------------------------

 Financial 0.3%
 MBNA Master Credit Card Trust "A", 6.9%, 1/15/2008 ...    3,000,000    3,112,709
                                                                       ----------
 Automobile Receivables 0.6%
 Daimler Chrysler Auto Trust Series 2000-C, 6.82%,
    9/6/2004 ..........................................    2,425,000    2,470,147
 First Security Auto Owner Trust, Series 1999-2 A3, 6%,
    10/15/2003 ........................................    3,709,016    3,707,644
                                                                       ----------
                                                                        6,177,791
                                                                       ----------
 Credit Card Receivables 0.2%
 Citibank Credit Card Issuance Trust Series 2000-A1,
    6.9%, 10/17/2007 ..................................    2,125,000    2,192,227
                                                                       ----------

---------------------------------------------------------------------------------
Total Asset Backed (Cost $11,252,890)                                  11,482,727
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
Corporate Bonds 5.8%
---------------------------------------------------------------------------------

 Consumer Discretionary 0.1%
 MGM Grand Inc., 9.75%, 6/1/2007 ......................      875,000      914,375
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 .....      600,000      622,500
                                                                       ----------
                                                                        1,536,875
                                                                       ----------
 Consumer Staples 0.2%
 Unilever Capital Corp., 7.125%, 11/1/2010 ............    1,875,000    1,964,100
                                                                       ----------
 Communications 0.7%
 Deutsche Telekom Int Fin., 7.75%, 6/15/2005 ..........    1,000,000    1,017,290
 Qwest Communications International, 7.5%, 11/1/2008 ..    1,950,000    2,003,723
 Sprint Capital Corp., 6.125%, 11/15/2008 .............    1,950,000    1,753,869
 Vodafone Group PLC, 7.75%, 2/15/2010 .................    1,950,000    2,028,605
                                                                       ----------
                                                                        6,803,487
                                                                       ----------
 Financial 2.0%
 Citigroup, Inc., 6.75%, 12/1/2005 ....................    1,950,000    1,987,596
 Firstar Bank NA, 7.125%, 12/1/2009 ...................      975,000      982,118
 FleetBoston Financial Corp., 7.25%, 9/15/2005 ........    1,775,000    1,825,304
 Ford Motor Credit Co., 6.7%, 7/16/2004 ...............    1,950,000    1,948,889
 General Electric Capital Corp., 6.5%, 12/10/2007 .....    1,950,000    1,984,866
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 .............    1,950,000    1,846,533
 PNC Funding Corp., 7%, 9/1/2004 ......................    2,550,000    2,579,402

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount ($)    Value ($)
-------------------------------------------------------------------------------------------

 PNC Funding Corp., 7.5%, 11/1/2009 .............................      950,000      981,778
 Prudential Insurance Co., 6.375%, 7/23/2006 ....................    1,950,000    1,895,127
 Verizon Global Funding Corp., 7.6%, 3/15/2007 ..................      500,000      515,355
 Verizon Global Funding Corp., 7.25%, 12/1/2010 .................    1,500,000    1,531,410
 Wells Fargo Company, 7.25%, 8/24/2005 ..........................    1,950,000    2,022,501
                                                                                 ----------
                                                                                 20,100,879
                                                                                 ----------
 Media 0.8%
 CSC Holdings Inc., 7.875%, 12/15/2007 ..........................    3,350,000    3,333,250
 News America Holdings, Inc., 9.25%, 2/1/2013 ...................    1,950,000    2,089,113
 Time Warner, Inc., 9.125%, 1/15/2013 ...........................    1,950,000    2,266,524
                                                                                 ----------
                                                                                  7,688,887
                                                                                 ----------
 Manufacturing 0.4%
 Dow Chemical Co., 7%, 8/15/2005 ................................    1,950,000    2,017,334
 International Paper Co., 8%, 7/8/2003 ..........................    1,950,000    2,023,047
                                                                                 ----------
                                                                                  4,040,381
                                                                                 ----------
 Energy 0.8%
 Conoco, Inc., 6.35%, 4/15/2009 .................................    1,950,000    1,938,378
 Petroleum Geo-Services, 7.5%, 3/31/2007 ........................    2,450,000    2,365,696
 Phillips Petroleum, 8.75%, 5/25/2010 ...........................    1,950,000    2,231,268
 Texas Eastern Trans. Corp, 7.3%, 12/1/2010 .....................    1,950,000    2,012,732
                                                                                 ----------
                                                                                  8,548,074
                                                                                 ----------
 Utilities 0.8%
 Alabama Power Co., 7.125%, 8/15/2004 ...........................    3,200,000    3,263,488
 Detroit Edison Co., 7.5%, 2/1/2005 .............................    4,500,000    4,662,900
                                                                                 ----------
                                                                                  7,926,388
                                                                                 ----------

-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $57,113,712)                                         58,609,071
-------------------------------------------------------------------------------------------




                                                                      Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common Stocks 58.8%
-------------------------------------------------------------------------------------------

 Consumer Discretionary 4.1%
 Department & Chain Stores 3.5%
 Costco Wholesale Corp.* ........................................       75,000    2,995,313
 Kohl's Corp.* ..................................................      160,000    9,760,000
 Target Corp. ...................................................      271,800    8,765,550
 Wal-Mart Stores, Inc. ..........................................      260,800   13,855,000
                                                                                 ----------
                                                                                 35,375,863
                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                               Shares       Value ($)
--------------------------------------------------------------------------------

 Specialty Retail 0.6%
 Radioshack Corp. .......................      154,000    6,593,125
                                                         ----------
 Consumer Staples 4.6%

 Food & Beverage 3.2%
 Coca-Cola Co. ..........................      136,000    8,287,500
 H.J. Heinz Co. .........................      213,100   10,108,931
 PepsiCo, Inc. ..........................      276,600   13,708,988
                                                         ----------
                                                         32,105,419
                                                         ----------
 Package Goods/Cosmetics 1.4%
 Colgate-Palmolive Co. ..................      120,800    7,797,640
 Procter & Gamble Co. ...................       87,000    6,824,063
                                                         ----------
                                                         14,621,703
                                                         ----------
 Health 13.2%

 Biotechnology 1.3%
 Biogen, Inc.* ..........................       53,000    3,183,313
 Genzyme Corporation (General Division)*        52,100    4,685,744
 Immunex Corp.* .........................      129,000    5,240,625
                                                         ----------
                                                         13,109,682
                                                         ----------
 Hospital Management 0.7%
 Tenet Healthcare Corp. .................      153,000    6,798,938
                                                         ----------
 Medical Supply & Specialty 3.4%
 Applera Corp.-- Applied Biosystems Group       64,700    6,085,844
 Baxter International, Inc. .............      153,000   13,511,813
 Becton Dickinson & Co. .................      263,000    9,106,375
 Guidant Corp.* .........................      101,000    5,447,688
                                                         ----------
                                                         34,151,720
                                                         ----------
 Pharmaceuticals 7.0%
 Abbott Laboratories ....................      220,000   10,656,250
 Allergan, Inc. .........................       59,000    5,711,938
 Alza Corp. .............................      186,000    7,905,000
 American Home Products Corp. ...........      149,800    9,519,790
 Eli Lilly & Co. ........................       80,400    7,482,225
 GlaxoSmithKline PLC (ADR) ..............       81,500    4,564,000
 Merck & Co., Inc. ......................       71,300    6,675,463
 Pfizer, Inc. ...........................      414,900   19,085,400
                                                         ----------
                                                         71,600,066
                                                         ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                               Shares       Value ($)
--------------------------------------------------------------------------------

 Other Healthcare 0.8%
 Cigna Corp. ............................       63,300    8,374,590
                                                         ----------
 Communications 2.5%

 Cellular Telephone 0.7%
 Nokia Oyj (ADR) ........................      176,000    7,656,000
                                                         ----------
 Telephone/Communications 1.8%
 BroadWing, Inc.* .......................      249,000    5,680,313
 Qwest Communications International Inc.*      171,000    7,011,000
 SBC Communications, Inc. ...............      107,000    5,109,250
                                                         ----------
                                                         17,800,563
                                                         ----------
 Financial 11.7%

 Banks 2.7%
 Chase Manhattan Corp. ..................      140,000    6,361,250
 Mellon Financial Corp. .................      131,000    6,443,563
 Washington Mutual, Inc. ................      133,000    7,057,313
 Wells Fargo & Co. ......................      143,000    7,963,313
                                                         ----------
                                                         27,825,439
                                                         ----------
 Insurance 4.6%
 Allstate Corp. .........................      146,000    6,360,125
 American International Group, Inc. .....      179,474   17,689,396
 Hartford Financial Services Group, Inc.       133,000    9,393,125
 Jefferson Pilot Corp. ..................       84,000    6,279,000
 St. Paul Companies, Inc. ...............      129,000    7,006,313
                                                         ----------
                                                         46,727,959
                                                         ----------
 Consumer Finance 2.2%
 American Express Co. ...................      158,200    8,691,113
 Capital One Financial Corp. ............       90,600    5,962,613
 Household International, Inc. ..........      132,000    7,260,000
                                                         ----------
                                                         21,913,726
                                                         ----------
 Other Financial Companies 2.2%
 Citigroup, Inc. ........................      252,666   12,901,758
 Marsh & McLennan Companies, Inc. .......       77,100    9,020,700
                                                         ----------
                                                         21,922,458
                                                         ----------
 Media 2.0%

 Advertising 0.1%
 Omnicom Group, Inc. ....................       14,600    1,209,975
                                                         ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                       Shares       Value ($)
--------------------------------------------------------------------------------

 Broadcasting & Entertainment 1.4%
 Infinity Broadcasting Corp. "A"* ...............       54,927    1,534,523
 Viacom, Inc. "B"* ..............................      157,162    7,347,324
 Walt Disney Co. ................................      190,700    5,518,381
                                                                 ----------
                                                                 14,400,228
                                                                 ----------
 Cable Television 0.5%
 AT&T Corp.-- The  Liberty Media Group "A" ......      360,200    4,885,202
                                                                 ----------
 Service Industries 1.5%

 Investment 0.7%
 Merrill Lynch & Co., Inc. ......................      101,000    6,886,938
                                                                 ----------

 Miscellaneous Commercial Services 0.8%
 Siebel Systems, Inc.* ..........................       49,600    3,354,200
 United Parcel Service, Inc. "B" ................       81,000    4,763,813
                                                                 ----------
                                                                  8,118,013
                                                                 ----------
 Durables 1.9%

 Aerospace
 Boeing Co. .....................................       51,100    3,372,600
 United Technologies Corp. ......................      203,500   16,000,188
                                                                 ----------
                                                                 19,372,788
                                                                 ----------
 Manufacturing 3.2%

 Diversified Manufacturing
 General Electric Co. ...........................      488,100   23,398,294
 Tyco International Ltd. ........................      162,200    9,002,100
                                                                 ----------
                                                                 32,400,394
                                                                 ----------
 Technology 9.6%

 Computer Software 1.7%
 Intuit, Inc.* ..................................       95,500    3,766,281
 Microsoft Corp.* ...............................      206,800    8,969,950
 Oracle Corp.* ..................................      141,000    4,097,813
                                                                 ----------
                                                                 16,834,044
                                                                 ----------
 Diverse Electronic Products 1.8%
 General Motors Corp. "H"* ......................      203,900    4,689,700
 Motorola, Inc. .................................      283,900    5,748,975
 Solectron Corp.* ...............................      243,100    8,241,090
                                                                 ----------
                                                                 18,679,765
                                                                 ----------
 EDP Peripherals 0.9%
 EMC Corp.* .....................................       95,300    6,337,450
 VERITAS Software Corp.* ........................       33,500    2,931,250
                                                                 ----------
                                                                  9,268,700
                                                                 ----------

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------------------

                                                                    Shares       Value ($)
--------------------------------------------------------------------------------------------

 Electronic Components/Distributors 1.8%
 Applied Micro Circuits Corp.* ............................          41,000       3,076,922
 Cisco Systems, Inc.* .....................................         398,700      15,250,275
                                                                              -------------
                                                                                 18,327,197
                                                                              -------------
 Electronic Data Processing 1.2%
 International Business Machines Corp. ....................         101,700       8,644,500
 Sun Microsystems, Inc.* ..................................         118,600       3,305,975
                                                                              -------------
                                                                                 11,950,475
                                                                              -------------
 Semiconductors 2.2%
 Applied Materials ........................................          76,000       2,902,250
 Intel Corp. ..............................................         240,000       7,215,000
 Texas Instruments, Inc. ..................................         158,000       7,485,250
 Xilinx, Inc.* ............................................          93,200       4,298,850
                                                                              -------------
                                                                                 21,901,350
                                                                              -------------
 Energy 4.1%

 Oil & Gas Production 2.8%
 Exxon Mobil Corp. ........................................         175,387      15,247,707
 Nabors Industries, Inc.* .................................         110,000       6,506,500
 Royal Dutch Petroleum Co. (New York Shares) ..............         116,000       7,025,250
                                                                              -------------
                                                                                 28,779,457
                                                                              -------------
 Oilfield Services/Equipment 1.3%
 BJ Services Company ......................................          52,000       3,581,500
 Schlumberger Ltd. ........................................         123,200       9,848,300
                                                                              -------------
                                                                                 13,429,800
                                                                              -------------
 Transportation 0.4%

 Railroads
 Union Pacific Corp. ......................................          90,000       4,567,500
                                                                              -------------


--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $519,872,749)                                         597,589,077
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $926,534,302) (a)                  1,016,283,026
--------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $929,216,102. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $87,066,924. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $118,739,069 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,672,145.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $926,534,302) ......    $1,016,283,026
Cash .........................................................               736
Receivable for investments sold ..............................         2,412,428
Dividends receivable .........................................           718,331
Interest receivable ..........................................         5,355,192
Receivable for Fund shares sold ..............................           361,080
Foreign taxes recoverable ....................................            44,751
Due from Advisor .............................................           231,245
                                                                  --------------
Total assets .................................................     1,025,406,789

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ............................         3,229,109
Payable for Fund shares redeemed .............................         2,517,548
Other accrued expenses and payables ..........................           331,491
                                                                  --------------
Total liabilities ............................................         6,078,148

--------------------------------------------------------------------------------
Net assets, at value                                              $1,019,328,641
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................            28,517
Net unrealized appreciation (depreciation) on investments ....        89,748,724
Accumulated net realized gain (loss) .........................         6,373,256
Paid-in capital ..............................................       923,178,144

--------------------------------------------------------------------------------
Net assets, at value                                              $1,019,328,641
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

Class AARP

Net Asset Value, offering and redemption price per share
   ($499,003,013 / 25,909,620 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) .....................................    $        19.26

Class S

Net Asset Value, offering and redemption price per share
   ($520,325,628 / 27,028,336 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) .....................................    $        19.25


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $20,007) ..........   $   3,833,650
Interest ......................................................      18,531,730
                                                                  -------------
Total Income ..................................................      22,365,380
                                                                  -------------
Expenses:
Management fee ................................................       4,281,516
Services to shareholders ......................................       2,080,110
Custodian and accounting fees .................................          80,083
Auditing ......................................................          26,435
Legal .........................................................          10,381
Trustees' fees and expenses ...................................          89,515
Reports to shareholders .......................................          70,779
Reorganization fees ...........................................         152,222
Administrative fee ............................................         833,302
                                                                  -------------
Total expenses, before expense reductions .....................       7,624,343
Expense reductions ............................................         (43,192)
                                                                  -------------
Total expenses, after expense reductions ......................       7,581,151
--------------------------------------------------------------------------------
Net investment income (loss)                                         14,784,229
--------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................      48,096,404
Foreign currency related transactions .........................           3,479
                                                                  -------------
                                                                     48,099,883
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on
   investments                                                     (108,172,100)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (60,072,217)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (45,287,988)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years Ended December 31,
Increase (Decrease) in Net Assets                          2000                 1999
-----------------------------------------------------------------------------------------

Operations:
Net investment income (loss) ......................   $    14,784,229    $     8,039,585
Net realized gain (loss) on investment transactions        48,099,883          8,108,433
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (108,172,100)        43,321,558
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ................................       (45,287,988)        59,469,576
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................        (5,145,606)              --
                                                      ---------------    ---------------
  Class S .........................................        (9,686,346)        (7,947,317)
                                                      ---------------    ---------------
Net realized gains:
  Class AARP ......................................       (18,675,180)              --
                                                      ---------------    ---------------
  Class S .........................................       (27,041,350)          (267,261)
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................       155,496,010        419,195,389
Net assets acquired in tax-free reorganization ....       553,908,856               --
Reinvestment of distributions .....................        57,846,202          8,054,647
Cost of shares redeemed ...........................      (214,330,702)      (170,166,182)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       552,920,366        257,083,854
                                                      ---------------    ---------------
Increase (decrease) in net assets .................       447,083,896        308,338,852

Net assets at beginning of period .................       572,244,745        263,905,893

Net assets at end of period (including
   undistributed net investment income of $28,517
   and $98,712, respectively) .....................   $ 1,019,328,641    $   572,244,745

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

----------------------------------------------------------------------------------
                                                                           2000(a)
----------------------------------------------------------------------------------

Net asset value, beginning of period                                 $    21.46
                                                                     -------------
----------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------
  Net investment income (b)                                                 .18
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (1.42)
                                                                     -------------
----------------------------------------------------------------------------------
  Total from investment operations (1.24) Less distributions from:
----------------------------------------------------------------------------------
  Net investment income                                                    (.21)
----------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (.75)
                                                                     -------------
----------------------------------------------------------------------------------
Total distributions                                                        (.96)
----------------------------------------------------------------------------------
Net asset value, end of period                                       $    19.26
                                                                     -------------
----------------------------------------------------------------------------------
Total Return (%)                                                          (5.80)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      499
----------------------------------------------------------------------------------
Ratio of expenses (%)                                                       .72(c)*
----------------------------------------------------------------------------------
Ratio of net investment income (%)                                         2.45*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 131
----------------------------------------------------------------------------------

(a) For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

(b)  Based on monthly average shares outstanding during the period.

(c)  The  ratio  of  operating   expenses  includes  a  one-time   reduction  in
     reorganization expenses. The ratio without this reduction is .77%.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended December 31,                  2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of period    $21.15    $18.96   $16.85   $14.60  $14.12
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (b)                .38       .33      .36      .38     .36
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       (.87)     2.20     3.14     2.91    1.25
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations        (.49)     2.53     3.50     3.29    1.61
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                   (.37)     (.32)    (.37)    (.36)   (.34)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (1.04)     (.02)   (1.02)    (.68)   (.79)
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                    (1.41)     (.34)   (1.39)   (1.04)  (1.13)
------------------------------------------------------------------------------------
Net asset value, end of period          $19.25    $21.15   $18.96   $16.85  $14.60
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                         (2.42)    13.46    21.10(c) 22.78(c)11.54(c)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     520       572      264      159     110
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.17(d)   1.29     1.34     1.37    1.37
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.17(d)   1.29     1.29     1.02    1.00
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       1.85      1.69     1.99     2.32    2.42
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                131       102       75       43      70
------------------------------------------------------------------------------------

(a) On August 28, 2000 existing shares of the Fund were redesignated as Class S.

(b)  Based on monthly average shares outstanding during the period.

(c)  Total returns would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with reorganization before and after expense reductions were 1.14% and 1.14%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 28, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments and direct U.S. government obligations) aggregated $748,327,806 and $817,808,250, respectively. Purchases and sales of direct U.S. government obligations aggregated $197,184,816 and $210,051,617, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., (formerly Scudder Kemper Investments, Inc.), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective August 28, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("Scudder" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective August 28, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended December 31, 2000, the fee pursuant to the Agreement and the Management Agreement aggregated $4,281,516, which was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Effective August 28, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 28, 2000 through December 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $1,098,615, of which $258,961 is unpaid at December 31, 2000. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $265,313 on Class AARP is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to August 28, 2000, the amount charged to the Fund by SSC aggregated $312,454, all of which is paid at December 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to August 28, 2000, the amount charged to the Fund by STC aggregated $1,514,541, all of which is paid at December 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to August 28, 2000, the amount charged to the Fund by SFAC aggregated $71,002, all of which is paid at December 31, 2000.

Effective August 28, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended December 31, 2000, Trustees' fees and expenses aggregated $33,305. In addition, a one-time fee of $56,210 was accrued by Class S prior to August 28, 2000 for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $28,105 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. Effective August 28, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's custodian fees were reduced by $2,169. Prior to August 28, 2000, transfer agent fees were reduced by $12,918.

Effective August 28, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by Scudder and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization fees in the Statement of Operations of the Fund.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                              Year Ended Year Ended
                            December 31, 2000                  December 31, 1999
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ......        343,038   $    7,030,988               --   $           --
Class S** ........      7,116,346      148,465,022       21,428,478      419,195,389
                                    $  155,496,010                    $  419,195,389
Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP .......     25,811,224   $  553,908,856               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ......      1,116,456   $   21,641,974               --   $           --
Class S** ........      1,820,183       36,204,228          408,146        8,054,647
                                    $   57,846,202                    $    8,054,647
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ......     (1,361,098)   $ (28,025,758)              --   $           --
Class S** ........     (8,969,027)    (186,304,944)      (8,693,888)    (170,166,182)
                                     $(214,330,702)                    $(170,166,182)
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ......     25,909,620   $  554,556,060               --   $           --
Class S** ........        (32,498)      (1,635,694)     (13,142,736)    (257,083,854)
                                    $  552,920,366                     $(257,083,854)
-------------------------------------------------------------------------------------

* For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

** On August 28, 2000, existing shares of the Fund were redesignated as Class S shares.

H. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of AARP Balanced Stock and Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 25,811,224 Class AARP shares of the Fund for 27,734,032 shares of AARP Balanced Stock and Bond Fund outstanding on August 25, 2000. AARP Balanced Stock and Bond Fund's net assets at that date ($553,908,856), including $95,918,834 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $572,402,044. The combined net assets of the Fund immediately following the acquisition were $1,126,310,900.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 12, 2001

Tax Information                                                      (Unaudited)

     The Fund paid distributions of $1.04 per share from net long-term capital gains during its year ended December 31, 2000.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $49,400,000 as capital gain dividends for its year ended December 31, 2000.

     For corporate shareholders, 24% of the income dividends paid during the Fund's fiscal year ended December 31, 2000 qualified for the dividends received deduction.

     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                              Thomas V. Bruns*
   o  President and Trustee                        o  Vice President

 Henry P. Becton, Jr.                            Robert S. Cessine*
   o  Trustee; President, WGBH                     o  Vice President
      Educational Foundation
                                                 William F. Glavin*
 Dawn-Marie Driscoll                               o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,              Gary A. Langbaum*
      Center for Business Ethics, Bentley          o  Vice President
      College
                                                 James E. Masur*
 Edgar R. Fiedler                                  o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The                   Harry E. Resis*
      Conference Board, Inc.                       o  Vice President

 Keith R. Fox                                    Howard S. Schneider*
   o  Trustee; General Partner,                    o  Vice President
      The Exeter Group of Funds
                                                 John Millette*
 Joan E. Spero                                     o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation                 Kathryn L. Quirk*
                                                   o  Vice President and Assistant Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                        John R. Hebble*
                                                   o  Treasurer
 Jean C. Tempel
   o  Trustee; Managing Director,                Brenda Lyons*
      First Light Capital, LLC                     o  Assistant Treasurer

 Steven Zaleznick                                Caroline Pearson*
   o Trustee; President and Chief                  o  Assistant Secretary
     Executive Officer, AARP Services, Inc.

                                                 *Zurich Scudder Investments, Inc.


Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       42

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




SCUDDER
INVESTMENTS(SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.